                                                                   Exhibit 99.11

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                         $[1,100,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF6




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE

                                  MAY 10, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       IO

MORTGAGE LOAN CHARACTERISTICS
Aggregate Outstanding Principal Balance                      $696,889,033
Aggregate Original Principal Balance                         $696,909,222
Number of Mortgage Loans                                            2,634


                                         MINIMUM                MAXIMUM                   AVERAGE (1)
                                         -------                -------                   -----------
Original Principal Balance               $35,250              $1,190,000                   $264,582
Outstanding Principal Balance            $35,250              $1,190,000                   $264,574

                                         MINIMUM               MAXIMUM              WEIGHTED AVERAGE (2)
                                         -------               -------              --------------------
Original Term (mos)                        180                    360                         360
Stated Remaining Term (mos)                179                    360                         359
Loan Age (mos)                               0                      8                           1
Current Interest Rate                    4.500%                 9.500%                      6.514%
Initial Interest Rate Cap                1.000%                 3.000%                      2.982%
Periodic Rate Cap                        1.000%                 1.000%                      1.000%
Gross Margin                             3.500%                 7.500%                      5.505%
Maximum Mortgage Rate                   10.500%                15.500%                     12.505%
Minimum Mortgage Rate                    4.500%                 9.500%                      6.505%
Months to Roll                               4                     60                          29
Original Loan-to-Value                   19.34%                100.00%                      82.46%
Credit Score (3)                           540                    814                         656

                                        EARLIEST                LATEST
                                        --------                ------
Maturity Date                          04/01/2020             05/01/2035

                                       PERCENT OF                                         PERCENT OF
LIEN POSITION                         MORTGAGE POOL    YEAR OF ORIGINATION              MORTGAGE POOL
                                      -------------                                     -------------
1st Lien                                    100.00%    2004                                     0.97%
                                                       2005                                    99.03
OCCUPANCY
Primary                                      96.46%    LOAN PURPOSE
Second Home                                   0.53     Purchase                                70.23%
Investment                                    3.01     Refinance - Rate Term                    2.61
                                                       Refinance - Cashout                     27.16

LOAN TYPE
Fixed Rate                                    2.03%    PROPERTY TYPE
ARM                                          97.97     Single Family Residence                 62.65%
                                                       Planned Unit Development                24.04
AMORTIZATION TYPE                                      Condominium                              9.61
Interest-Only                               100.00%    Two-to-Four Family                       3.70


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------              -----    -----------      ----      ------     -----   -----------    ---       ---       --
5.000% or less                   28  $ 10,979,500       1.58%    4.949%     726       $392,125    79.47%   95.19%  100.00%
5.001% to 5.500%                177    59,354,219       8.52     5.382      703        335,335    78.75    97.67   100.00
5.501% to 6.000%                528   165,695,171      23.78     5.839      677        313,817    79.46    93.92   100.00
6.001% to 6.500%                578   162,004,137      23.25     6.317      656        280,284    80.35    92.92   100.00
6.501% to 7.000%                550   128,700,760      18.47     6.808      641        234,001    82.39    86.35   100.00
7.001% to 7.500%                398    94,736,295      13.59     7.315      638        238,031    87.70    77.45   100.00
7.501% to 8.000%                223    47,313,771       6.79     7.781      618        212,169    90.34    80.41   100.00
8.001% to 8.500%                110    20,186,167       2.90     8.307      599        183,511    90.05    87.33   100.00
8.501% to 9.000%                 35     6,506,613       0.93     8.695      597        185,903    91.50    76.36   100.00
9.001% to 9.500%                  7     1,412,400       0.20     9.301      614        201,771    97.15    42.30   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.514% per annum.





REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY          LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------          -----    -----------      ----      ------     -----   -----------    ---       ---       --
169 to 180                        4  $    418,855       0.06%    7.729%     591       $104,714    74.10%  100.00%  100.00%
349 to 360                    2,630   696,470,178      99.94     6.513      656        264,818    82.47    89.01   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRINCIPAL BALANCES          LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------          -----    -----------      ----      ------     -----   -----------    ---       ---       --
$50,000 or less                  10  $    442,429       0.06%    7.746%     615     $   44,243    79.03%  100.00%  100.00%
$50,001 to $100,000             232    19,490,454       2.80     7.063      636         84,011    82.30    98.72   100.00
$100,001 to $150,000            521    65,838,904       9.45     6.805      642        126,370    82.67    96.15   100.00
$150,001 to $200,000            436    76,606,002      10.99     6.731      645        175,702    83.25    94.99   100.00
$200,001 to $250,000            320    72,113,411      10.35     6.653      641        225,354    82.50    91.16   100.00
$250,001 to $300,000            285    78,077,028      11.20     6.566      650        273,954    82.49    87.84   100.00
$300,001 to $350,000            209    67,722,246       9.72     6.484      655        324,030    83.34    89.47   100.00
$350,001 to $400,000            155    58,272,268       8.36     6.491      657        375,950    83.14    86.87   100.00
$400,001 to $450,000            103    43,682,625       6.27     6.521      650        424,103    83.44    82.46   100.00
$450,001 to $500,000             77    36,489,613       5.24     6.398      661        473,891    84.33    80.33   100.00
$500,001 to $550,000             79    41,451,843       5.95     6.307      672        524,707    82.41    85.15   100.00
$550,001 to $600,000             74    42,440,893       6.09     6.385      668        573,526    83.22    79.77   100.00
$600,001 to $650,000             46    29,012,700       4.16     6.094      680        630,711    81.43    86.95   100.00
$650,001 to $700,000             37    25,024,634       3.59     6.288      676        676,341    80.50    86.71   100.00
$700,001 to $750,000             24    17,451,583       2.50     6.080      672        727,149    78.52    95.85   100.00
$750,001 to $800,000              9     7,055,000       1.01     6.058      690        783,889    78.35    88.66   100.00
$800,001 to $850,000              5     4,167,750       0.60     5.547      699        833,550    75.97   100.00   100.00
$850,001 to $900,000              6     5,307,000       0.76     6.106      684        884,500    74.04   100.00   100.00
$900,001 to $950,000              1       931,400       0.13     5.875      701        931,400    80.00   100.00   100.00
$950,001 to $1,000,000            2     1,951,250       0.28     5.629      675        975,625    72.38   100.00   100.00
$1,000,001 or greater             3     3,360,000       0.48     5.738      729      1,120,000    69.47    68.15   100.00
                              -----  ------------     ------     -----      ---     ----------    -----   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656     $  264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===     ==========    =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $35,250 to approximately $1,190,000 and the average outstanding principal balance of the Mortgage Loans was approximately $264,574.

PRODUCT TYPES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------    ---       ---       --
15 Year Fixed Loans               4  $    418,855       0.06%    7.729%     591       $104,714    74.10%  100.00%  100.00%
30 Year Fixed Loans              63    13,761,800       1.97     6.926      677        218,441    80.56    96.35   100.00
6 Month LIBOR ARM                20     5,769,300       0.83     6.468      618        288,465    78.71   100.00   100.00
2/28 LIBOR ARM                1,787   483,477,190      69.38     6.575      650        270,552    83.12    87.98   100.00
3/27 LIBOR ARM                  469   119,076,287      17.09     6.421      659        253,894    82.56    87.25   100.00
5/25 LIBOR ARM                  291    74,385,601      10.67     6.184      689        255,621    78.72    96.29   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======





ADJUSTMENT TYPE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------             -----    -----------      ----      ------     -----   -----------    ---       ---       --
ARM                           2,567  $682,708,378      97.97%    6.505%     655       $265,956    82.51%   88.86%  100.00%
Fixed Rate                       67    14,180,655       2.03     6.950      675        211,652    80.37    96.46   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======





AMORTIZATION TYPE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------           -----    -----------      ----      ------     -----   -----------    ---       ---       --
60 Month Interest-Only        2,634   696,889,033       1.00     0.065      656        264,574     0.82     0.89     1.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC LOCATION         LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------------         -----    -----------      ----      ------     -----   -----------    ---       ---       --
Alabama                          19  $  3,198,104       0.46%    6.447%     632       $168,321    83.68%  100.00%  100.00%
Arizona                          44     9,144,086       1.31     6.792      650        207,820    82.77   100.00   100.00
Arkansas                          6       572,600       0.08     6.677      638         95,433    85.43   100.00   100.00
California                     1014   374,324,439      53.71     6.297      662        369,156    81.49    87.39   100.00
Colorado                         79    16,545,378       2.37     6.642      638        209,435    82.35    93.03   100.00
Connecticut                      10     2,778,950       0.40     6.736      647        277,895    80.53   100.00   100.00
District of Columbia              3     1,019,500       0.15     7.281      600        339,833    82.71   100.00   100.00
Florida                         223    46,660,485       6.70     6.868      657        209,240    84.50    88.05   100.00
Georgia                          96    15,718,176       2.26     6.754      651        163,731    83.59    90.04   100.00
Idaho                             6       877,300       0.13     6.441      631        146,217    80.77   100.00   100.00
Illinois                         71    18,667,380       2.68     7.011      652        262,921    85.45    83.62   100.00
Indiana                          14     2,554,126       0.37     7.043      628        182,438    86.64    87.28   100.00
Iowa                              2       259,600       0.04     6.417      659        129,800    79.88   100.00   100.00
Kansas                            1       212,760       0.03     6.750      654        212,760    80.00   100.00   100.00
Kentucky                         22     2,639,232       0.38     6.889      634        119,965    84.22    95.43   100.00
Louisiana                         2       131,250       0.02     6.908      610         65,625    78.66   100.00   100.00
Maine                             1       163,200       0.02     6.250      750        163,200    80.00   100.00   100.00
Maryland                         76    18,954,672       2.72     6.754      652        249,404    82.42    90.77   100.00
Massachusetts                    40    11,061,623       1.59     6.724      656        276,541    81.84    84.21   100.00
Michigan                         94    14,441,375       2.07     6.948      638        153,632    86.92    91.30   100.00
Minnesota                        99    18,710,213       2.68     6.539      645        188,992    82.50    92.35   100.00
Missouri                         23     3,541,809       0.51     7.418      630        153,992    88.47   100.00   100.00
Nebraska                          4       433,392       0.06     6.798      656        108,348    84.26   100.00   100.00
Nevada                           67    18,484,778       2.65     6.700      652        275,892    81.46    89.31   100.00
New Hampshire                     4       658,000       0.09     7.539      603        164,500    90.91   100.00   100.00
New Jersey                       22     6,757,300       0.97     7.024      627        307,150    86.79    89.79   100.00
New Mexico                        7     1,075,225       0.15     6.754      631        153,604    83.08   100.00   100.00
New York                         33    12,641,782       1.81     6.594      655        383,084    83.26    79.23   100.00
North Carolina                   81    12,976,246       1.86     6.834      647        160,201    83.59    92.90   100.00
Ohio                             79    11,303,012       1.62     6.709      644        143,076    85.61    97.07   100.00
Oklahoma                          6     1,205,096       0.17     6.488      666        200,849    80.00   100.00   100.00
Oregon                           77    13,349,452       1.92     6.599      653        173,370    82.19    96.92   100.00
Pennsylvania                     11     1,402,200       0.20     6.948      646        127,473    82.64   100.00   100.00
Rhode Island                      8     2,055,837       0.30     6.834      645        256,980    80.11   100.00   100.00
South Carolina                   30     4,995,499       0.72     6.962      652        166,517    87.65    86.48   100.00
South Dakota                     52     7,320,795       1.05     6.704      646        140,785    82.31    94.74   100.00
Tennessee                        37     6,428,728       0.92     6.784      662        173,749    82.96    76.53   100.00
Texas                            50     7,984,094       1.15     6.771      646        159,682    83.98    91.55   100.00
Utah                              1       148,000       0.02     6.875      570        148,000    80.00   100.00   100.00
Vermont                          29     8,316,970       1.19     6.397      654        286,792    82.23    98.08   100.00
Virginia                         75    14,858,833       2.13     6.615      649        198,118    82.37    93.04   100.00
Washington                        1       152,900       0.02     7.750      727        152,900    89.99   100.00   100.00
West Virginia                    14     2,078,890       0.30     6.874      646        148,492    82.78   100.00   100.00
Wisconsin                         1        85,748       0.01     6.375      625         85,748    80.00   100.00   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======

No more than approximately 1.12% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.




ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------------        -----    -----------      ----      ------     -----   -----------    ---       ---       --
10.01% to 20.00%                  1  $    118,000       0.02%    6.375%     636       $118,000    19.34%  100.00%  100.00%
20.01% to 30.00%                  3       279,918       0.04     7.127      594         93,306    23.02   100.00   100.00
30.01% to 40.00%                 10     1,507,000       0.22     6.491      667        150,700    34.75    60.05   100.00
40.01% to 50.00%                 10     1,773,450       0.25     6.362      594        177,345    45.24   100.00   100.00
50.01% to 60.00%                 16     4,350,400       0.62     6.745      609        271,900    56.50   100.00   100.00
60.01% to 70.00%                 75    23,405,118       3.36     6.350      635        312,068    66.81    90.25   100.00
70.01% to 75.00%                 75    26,820,502       3.85     6.517      636        357,607    74.00    91.71   100.00
75.01% to 80.00%               1564   418,897,336      60.11     6.149      664        267,837    79.90    96.64   100.00
80.01% to 85.00%                180    46,122,750       6.62     6.973      615        256,237    84.23    92.26   100.00
85.01% to 90.00%                383    98,193,507      14.09     7.122      642        256,380    89.65    83.95   100.00
90.01% to 95.00%                140    32,593,613       4.68     7.392      655        232,812    94.82    64.08   100.00
95.01% to 100.00%               177    42,827,439       6.15     7.588      678        241,963   100.00    38.50   100.00
                              -----  ------------     ------     -----      ---       --------   ------   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========   ======   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.34% to 100.00%.

LOAN PURPOSE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------                -----    -----------      ----      ------     -----   -----------    ---       ---       --
Purchase                      1,844  $489,452,476      70.23%    6.383%     667       $265,430    83.06%   88.23%  100.00%
Refinance - Cashout             704   189,266,803      27.16     6.823      630        268,845    81.04    90.74   100.00
Refinance - Rate Term            86    18,169,755       2.61     6.831      626        211,276    81.12    92.10   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======





PROPERTY TYPE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------    ---       ---       --
Single Family Residence       1,709  $436,611,562      62.65%    6.554%     651       $255,478    82.46%   89.19%  100.00%
Planned Unit Development        577   167,515,526      24.04     6.398      662        290,322    82.37    89.84   100.00
Condominium                     262    66,987,828       9.61     6.473      666        255,679    82.32    87.66   100.00
Two-to-Four Family               86    25,774,117       3.70     6.702      668        299,699    83.54    84.16   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======





DOCUMENTATION

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------    ---       ---       --
Full Documentation            2,411  $620,323,882      89.01%    6.460%     652       $257,289    81.49%  100.00%  100.00%
Stated Income                   201    71,238,712      10.22     6.964      690        354,421    90.72     0.00   100.00
Limited                          22     5,326,440       0.76     6.779      651        242,111    85.59     0.00   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======





OCCUPANCY

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------                   -----    -----------      ----      ------     -----   -----------    ---       ---       --
Primary                       2,498  $672,206,047      96.46%    6.494%     655       $269,098    82.36%   88.61%  100.00%
Investment                      121    20,996,701       3.01     7.112      686        173,526    85.31   100.00   100.00
Second Home                      15     3,686,284       0.53     6.782      660        245,752    85.73   100.00   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN             MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AGE (MONTHS)                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------                -----    -----------      ----      ------     -----   -----------    ---       ---       --
0                                 4  $    664,650       0.10%    6.120%     684       $166,163    80.00%  100.00%  100.00%
1                             2,382   635,604,908      91.21     6.494      656        266,837    82.26    89.20   100.00
2                               224    52,313,275       7.51     6.763      651        233,541    85.44    85.45   100.00
3                                 4     1,511,950       0.22     7.009      607        377,988    68.09   100.00   100.00
4                                11     3,076,377       0.44     6.809      657        279,671    80.10    89.44   100.00
5                                 6     2,591,022       0.37     5.930      666        431,837    81.22   100.00   100.00
6                                 2       558,850       0.08     7.162      619        279,425    92.75   100.00   100.00
8                                 1       568,000       0.08     5.250      690        568,000    80.00   100.00   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.





ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------                -----    -----------      ----      ------     -----   -----------    ---       ---       --
None                            411  $100,424,075      14.41%    6.843%     656       $244,341    84.63%   81.75%  100.00%
12 Months                       151    54,118,574       7.77     6.864      657        358,401    82.38    81.99   100.00
24 Months                      1334   358,449,152      51.44     6.473      653        268,703    82.22    90.40   100.00
36 Months                       738   183,897,232      26.39     6.311      660        249,183    81.78    92.34   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.





CREDIT SCORES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------    ---       ---       --
526 to 550                       51  $ 10,488,192       1.51%    7.773%     544       $205,651    77.61%   98.89%  100.00%
551 to 575                      195    43,262,302       6.21     7.380      564        221,858    78.79    99.31   100.00
576 to 600                      165    38,984,643       5.59     7.304      589        236,271    83.89    99.38   100.00
601 to 625                      484   107,461,217      15.42     6.719      614        222,027    82.10    96.03   100.00
626 to 650                      540   137,162,677      19.68     6.590      639        254,005    83.65    90.22   100.00
651 to 675                      451   124,255,273      17.83     6.388      662        275,511    82.90    85.77   100.00
676 to 700                      315    99,712,663      14.31     6.168      687        316,548    82.09    87.38   100.00
701 to 725                      207    66,188,609       9.50     6.050      712        319,752    82.32    80.66   100.00
726 to 750                      114    30,638,210       4.40     6.053      737        268,756    82.91    86.88   100.00
751 to 775                       78    27,076,810       3.89     5.991      762        347,139    82.90    71.22   100.00
776 to 800                       28    10,222,837       1.47     6.112      784        365,101    82.21    70.28   100.00
801 to 825                        6     1,435,600       0.21     6.021      809        239,267    81.65    77.01   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,634  $696,889,033     100.00%    6.514%     656       $264,574    82.46%   89.01%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 656.

GROSS MARGINS

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------    ---       ---       --
3.001% to 3.500%                  1  $    960,000       0.14%    5.375%     694       $960,000    80.00%  100.00%  100.00%
3.501% to 4.000%                  5     1,663,149       0.24     5.758      685        332,630    79.08   100.00   100.00
4.001% to 4.500%                  3       551,933       0.08     6.005      595        183,978    75.54   100.00   100.00
4.501% to 5.000%                563   169,211,201      24.79     5.805      665        300,553    78.67    95.55   100.00
5.001% to 5.500%                890   256,028,159      37.50     6.304      655        287,672    80.07    93.35   100.00
5.501% to 6.000%                656   156,993,112      23.00     6.924      648        239,319    85.18    84.42   100.00
6.001% to 6.500%                325    72,706,005      10.65     7.451      651        223,711    90.16    72.54   100.00
6.501% to 7.000%                 97    20,077,351       2.94     7.975      649        206,983    94.30    69.48   100.00
7.001% to 7.500%                 27     4,517,468       0.66     8.335      665        167,314    98.08    78.88   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,567  $682,708,378     100.00%    6.505%     655       $265,956    82.51%   88.86%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.505% per annum.





MAXIMUM MORTGAGE RATES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------              -----    -----------      ----      ------     -----   -----------    ---       ---       --
11.000% or less                  28  $ 10,979,500       1.61%    4.949%     726       $392,125    79.47%   95.19%  100.00%
11.001% to 11.500%              177    59,354,219       8.69     5.382      703        335,335    78.75    97.67   100.00
11.501% to 12.000%              527   165,477,171      24.24     5.840      677        313,998    79.46    93.91   100.00
12.001% to 12.500%              562   157,437,667      23.06     6.314      654        280,138    80.42    92.72   100.00
12.501% to 13.000%              529   123,486,293      18.09     6.805      639        233,433    82.46    85.90   100.00
13.001% to 13.500%              387    92,781,076      13.59     7.316      637        239,744    87.92    76.97   100.00
13.501% to 14.000%              216    46,173,471       6.76     7.780      618        213,766    90.34    79.93   100.00
14.001% to 14.500%              102    19,265,014       2.82     8.308      597        188,873    90.37    88.48   100.00
14.501% to 15.000%               32     6,341,568       0.93     8.689      597        198,174    91.63    75.74   100.00
15.001% to 15.500%                7     1,412,400       0.21     9.301      614        201,771    97.15    42.30   100.00
                              -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                        2,567  $682,708,378     100.00%    6.505%     655       $265,956    82.51%   88.86%  100.00%
                              =====  ============     ======     =====      ===       ========    =====    =====   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.505% per annum.

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
NEXT  RATE                MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------             -----    -----------      ----      ------     -----   -----------    ---       ---       --
September 2005                    1  $    244,000       0.04%    6.625%     570       $244,000    80.00%  100.00%  100.00%
October 2005                     19     5,525,300       0.81     6.461      620        290,805    78.66   100.00   100.00
November 2006                     2       558,850       0.08     7.162      619        279,425    92.75   100.00   100.00
December 2006                     2       645,872       0.09     6.760      593        322,936    84.95   100.00   100.00
January 2007                      8     2,427,799       0.36     6.854      659        303,475    78.63    86.62   100.00
February 2007                     3     1,371,950       0.20     7.163      601        457,317    66.88   100.00   100.00
March 2007                      157    39,204,394       5.74     6.840      645        249,710    86.09    83.67   100.00
April 2007                     1613   438,990,875      64.30     6.547      650        272,158    82.92    88.29   100.00
May 2007                          2       277,450       0.04     6.149      688        138,725    79.99   100.00   100.00
September 2007                    1       568,000       0.08     5.250      690        568,000    80.00   100.00   100.00
December 2007                     3     1,625,250       0.24     5.660      692        541,750    79.99   100.00   100.00
January 2008                      1       342,900       0.05     6.500      636        342,900    94.99   100.00   100.00
February 2008                     1       140,000       0.02     5.500      670        140,000    80.00   100.00   100.00
March 2008                       39     6,985,022       1.02     6.590      669        179,103    84.78    92.27   100.00
April 2008                      424   109,415,115      16.03     6.429      658        258,055    82.43    86.62   100.00
December 2009                     1       319,900       0.05     5.625      685        319,900    79.99   100.00   100.00
January 2010                      1       109,999       0.02     6.875      639        109,999    66.27   100.00   100.00
March 2010                       23     4,742,669       0.69     6.394      681        206,203    81.18    92.96   100.00
April 2010                      264    68,825,833      10.08     6.171      689        260,704    78.56    96.48   100.00
May 2010                          2       387,200       0.06     6.099      680        193,600    80.00   100.00   100.00
                              -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                        2,567  $682,708,378     100.00%    6.505%     655       $265,956    82.51%   88.86%  100.00%
                              =====  ============     ======     =====      ===       ========    =====   ======   ======